AMERICAN HERITAGE GROWTH FUND, INC.

PROSPECTUS

We are a no-load mutual fund which seeks growth of capital.

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

June 30, 2003

TABLE OF CONTENTS

PAGE

RISK/RETURN SUMMARY

3

ANNUAL TOTAL RETURNS FOR EACH FULL CALENDAR YEAR

5

AVERAGE ANNUAL TOTAL RETURNS

5

SHAREHOLDER FEES AND EXPENSES

5

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

7

FINANCIAL HIGHLIGHTS

8

MANAGEMENT’S DISCUSSION OF OUR PERFORMANCE

11

COMPARISON OF A $10,000 INVESTMENT IN THE FUND TO THE SAME

INVESTMENT IN THE S&P INDEX

11

MANAGEMENT

12

PRICING OF SHARES

12

PROCEDURES FOR BUYING SHARES

13

PROCEDURES FOR REDEEMING SHARES

14

DISTRIBUTIONS AND TAXES

15

SHAREHOLDER SERVICES

15

CUSTODIAN AND TRANSFER AGENT

16

RISK/RETURN SUMMARY

Investment Objective

Our objective is to obtain growth of capital by investing primarily in common stocks and securities convertible into or exchangeable for common stock.

Principal Investment Strategies

We invest in companies with medium and large market capitalizations which we believe have greater than average potential for capital growth.  We also intend to continue to invest in small and virtually unknown companies, including companies that have never earned a profit.

Fundamental analysis plays the most important role in choosing the stocks that we decide to purchase.  We review both the available financial data as well as the experience of the management.  In the case of lesser known companies, we often meet with their management before we make a positive investment decision. We make our assessment of the growth potential of individual companies after our review.

We generally identify companies as potential investments based upon our belief in their future growth potential and the actual share price.  Our intention is to identify companies which we believe will realize a price appreciation over the following 12 months of at least 20%.  We also consider companies that have fallen out of favor and might not immediately recover to previous levels.

Principal Risks

Investing in securities is inherently risky, and there is no guarantee that we will achieve our investment objective.  In fact, you could lose money by investing in us.  The principal risks include:

•

Market Risks. The price of particular securities may fall because of declines in the stock market regardless of the success of individual companies’ businesses.

•

Risks Related to Unlisted Securities.  We invest in securities not listed in the Standard and Poor’s 500 Index.  These securities may perform poorly and the Standard and Poor’s 500 Index as well as other recognized indices have often and, in the future, may outperform us.

•

Undervalued Securities.  We may purchase securities that we believe the market undervalues in relation to their actual worth.  We assume that the market will ultimately recognize the actual worth of these companies, thus causing their stock prices to rise. The market may, however, indefinitely undervalue these securities, causing their prices to remain the same or decline.  In addition, our belief that the securities are undervalued may be incorrect.

•

Securities Paying Little or No Dividends.  We often purchase the securities of companies that have no earnings or expect their earnings to rise and which pay little, if any, dividends.  Those securities are risky because their stock prices often decline in market downturns.

•

Speculative Securities.  From time to time we purchase securities issued by companies which are speculative.  These securities may lose all or substantially all their value.  In addition, because earnings, if any, tend to be less predictable, market prices are more volatile and the speculative securities less liquid than those of larger, more established companies.  In the case of speculative debt securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.  Speculative debt securities may include obligations of issuers that are in default or in bankruptcy when we believe that the prospect of capital appreciation outweighs the risk of investment.  The risk of investing in those securities, as well as other debt securities, can be substantial because their value is based upon the ability of the issuer to make all required payments of interest and principal.

•

Money Market Securities.  Under adverse market conditions, we could invest some or all of our assets in money market securities. Although we would do so only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

•

Expenses.  Because of our extremely small size, our aggregate annual operating expenses as a percentage of our net assets is substantially higher than those of most other mutual funds.

•

Short Term Trading.    This practice may increase capital gains distributions, which in turn would increase your tax liability.  Frequent trading will also increase our transaction costs, which may reduce our investment performance.

•

Change in Market Philosophy.   Our principal investment strategies may fall out of favor in the securities markets which would adversely affect our performance.

An investment in our shares is not a complete investment program.

Past Performance

The bar chart and performance table below illustrate some of the risks of investing in our shares.  The bar chart shows the changes in our performance from year to year since January 1, 1995 to December 31, 2002.  The performance table shows how our total return for the calendar year ended December 31, 2002 and average annual total return the five calendar years ended December 31, 2002 and from May 25, 1994, the date we began our operations, through December 31, 2002 compared with those of the Standard and Poor’s 500 Index, a broad measure of market performance.  When you review the chart and table, be aware that past investment performance does not necessarily indicate how we will perform in the future.

ANNUAL TOTAL RETURNS FOR EACH FULL CALENDAR YEAR

During the periods shown above, our best quarter ended on December 31, 2001 when we had a return of approximately 32.4% and our worst quarter ended on September 30, 2001 when we had a return of approximately -36.2%.  Our total return from February 1, 2003 to April 30, 2003 was approximately 16.7%.

AVERAGE ANNUAL TOTAL RETURNS

	1 Year Ended December 31, 2002	5 Years Ended December 31, 2002	May 25, 1994 to December 31, 2002
Return Before Taxes	-36.5%	-16.1%	-16.0%
Return After Taxes on Distributions	-36.5%	-16.1%	-16.0%
Return After Taxes on Distributions and Redemption of Fund Shares	-22.2%	-14.1%	-5.2%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-22.1%	-0.5%	10.0%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement amounts.

SHAREHOLDER FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold our shares.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases

(as a percentage of offering price)

None

Maximum deferred sales charge (load)

(as a percentage of offering price)

None

Maximum sales charge (load) imposed on reinvested

dividends (as a percentage of offering price)

None

Redemption fee (as a percentage of amount redeemed)

None

Exchange fee

None

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Management fees

1.25% (1)

Distribution (12b-1) and service fees

None

Other expenses

9.5% (2)

Total annual Fund operating expenses

9.5% (3)

 ____________

(1)

Our investment advisor has agreed to waive any investment advisory fees to the extent that our operating expenses exceed 2.5% of our average net assets after giving effect to the payment of the fee.  Our investment advisor has further agreed that it will not terminate that agreement until the later 15 days after written notice of the termination is mailed to each of our shareholders.

(2)

Represents or estimate of future expenses, including administrative fees, based on our current size.  Our investment advisor and Heiko H. Thieme have jointly agreed to reimburse us to the extent that our operating expenses, exclusive of any expenses related to litigation or arbitration, exceed 9.5% of our average net assets.  Brokerage commissions are not considered to be operating expenses for purposes of the computation of the amount of the reimbursement.   The agreement of our investment advisor and Mr. Thieme will be in effect until June 30, 2004.

(3)

See Notes (1) and (2) above

Example

The example below is intended to help you compare the cost of investing in our shares with the cost of investing in other mutual funds.  The example assumes that:

•

you invest $10,000 for the time periods indicated;

•

you redeem all your shares at the end of those time periods;

•

your investment has a 5% return each year; and

•

our operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be whether or not you redeemed your shares:

Number of Years	1	3	5	10
	$998	$2,846	$4,515	$8,014

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Our investment objective is to obtain growth of capital.  Our investment objective cannot be changed without shareholder approval. Although we use income to evaluate our investments, we do not invest for income.  We seek capital appreciation by investing primarily in companies that we believe have above average potential for growth or whose securities are undervalued in the market.

Under normal circumstances, more than 80% of the value of our assets, other than cash and cash equivalents, will consist of common stocks and securities convertible into or exchangeable for common stocks such as convertible preferred stocks and convertible debt securities.  We intend to invest primarily in securities issued by companies with medium and large market capitalizations.  We also intend to continue to make speculative investments in small and virtually unknown companies, including companies that have never earned a profit.

Although not one of our principal investment strategies, we may invest in non-convertible preferred stocks and debt securities, such as corporate bonds and debentures and securities issued by the United States Government and its instrumentalities, when they are believed to offer opportunities for growth of capital or are desirable in the light of prevailing market or economic conditions.  Debt securities we purchase may not be “investment grade.”  Debt securities in the lowest category of investment grade debt may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities which are not “investment grade” may include obligations of issuers that are in default or in bankruptcy.   Naturally, the risk of investing in those securities, as well as other debt securities, can be substantial because their value is based upon the ability of the issuer to make all required payments of interest and principal. Generally, debt securities which we believe to offer opportunities for growth of capital, including securities referred to as “junk bonds,” may be purchased by us when we believe (a) interest rates will decline and, therefore, the value of the debt securities will increase, or (b) their market value is likely to appreciate due to factors affecting specific issuers.

We may engage in active, extensive and frequent trading.

We buy securities based upon our belief that the market has undervalued them in relation to their actual worth or because of the potential growth of the issuer of the securities. We often blend both approaches in making our selections.  In determining which securities to sell, we select securities which we believe will not yield performance we seek based primarily upon the foregoing criteria.

We may, from time to time, take temporary defensive positions that are inconsistent with our principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  During any time that we take a defensive position, we may not achieve our investment objective.  Although we normally invest according to our investment strategy, we may invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes. We have taken defensive positions for relatively long periods of time.

The value of our investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Although we may use various investment techniques to hedge a portion of our risks, we cannot assure you that these techniques will work as we intend.  We seek to spread investment risk by diversifying our holdings among many companies and industries. When you sell or redeem your shares, they may be worth more or less than what you paid for them.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand our financial performance for the past five years. Certain information reflects financial results for a single share.  The total returns in the table represent the rate that as investor would have earned or lost on an investment in our shares (assuming reinvestment of all dividends and distributions). This information has been audited by William A. Meyler, P.C., whose report which is available upon request, and Larson, Allen, Weishair & Co., LLP whose report dated May 10, 2001 is referred to in the report of William A. Meyler, P.C.. Our current financial statements, are included in our annual reports, which are available upon request.

FINANCIAL HIGHLIGHTS AND RELATED

RATIO/SUPPLEMENTAL DATA

For a fund share outstanding throughout each period

For fiscal years ended January 31

	2003	2002	2001	2000	1999
Net asset value, beginning of period.......	$ 0.10	$ 0.16	$ 0.16	$ 0.13	$ 0.14
Income (loss) from investment operations:
Net investment income (loss).........	(0.01)	(0.01)	(0.02)	0.00	0.00
Net gains (losses) on securities (both realized and unrealized)..........	(0.03)	(0.05)	0.02	0.03	(0.01)

Total from investment operations..........	(0.04)	(0.06)	0.00	0.03	(0.01)
Less distributions:
Dividends (from net investment income)...	0.00	0.00	0.00	0.00	0.00
Distributions (from capital gains)...	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period............	$ 0.06	$ 0.10	$ 0.16	$ 0.16	$ 0.13

Total return................	(40.00)%	(37.50)%	0.00%	23.08%	(7.14)%

Ratios/Supplemental data:
Net assets, end of period...	$170,497	$ 299,845	$ 555,393	$ 663,825	$ 870,880
Ratio of expenses to average net assets...	18.77%	14.70%	12.41%	4.83%	2.50%
Ratio of net loss to average net assets...	18.86%	(14.30)%	(10.95)%	(3.18)%	(.94)%
Portfolio turnover rate.....	597.61%	154.30%	212.83%	418.34%	274.25%

MANAGEMENT’S DISCUSSION OF OUR PERFORMANCE

During our fiscal year ended January 31, 2003, the factor that materially affected our performance was the general market downturn.

COMPARISON OF A $10,000 INVESTMENT IN THE FUND TO THE SAME INVESTMENT IN THE S&P INDEX

Average Annual Total Return
May 25, 1994 through Jan. 31, 2003:
-5.6 %
Jan. 31, 1998 through Jan. 31, 2003:
-15.4 %
Jan. 31, 2002 through Jan. 31,2003:
-34.6 %
$22,049
Standard & Poor's 500 Index
$6,043
American Heritage Growth Fund
Dividends reinvested at NAV
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
25-May-94
1995
1996
1997
1998
1999
2000
2001
2002
Jan. 31, 2003

Past performance does not predict future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

MANAGEMENT

American Heritage Management Corporation (AHMC), 1370 Avenue of the Americas, New York, New York 10019 has been our investment adviser since our inception.  Since 1990, AHMC has provided investment advice to The American Heritage Fund, Inc. AHMC provides continuous investment advice to us and places orders for purchases and sales of our securities.

We make our investment decisions based upon advice furnished to us by AHMC.

For the fiscal year ended January 31, 2003, the investment advisory fee would have been 1.25% of our average net assets if it had not waived by AHMC.

Heiko H. Thieme is our portfolio manager and has been primarily responsible for the day-to-day management of our portfolio since our inception.  In addition, for more than five years Mr. Thieme has rendered investment advice to one U.S. and two foreign investment companies and has been the Chief Executive Officer of a securities broker-dealer.

We and AHMC have adopted Codes of Ethics under rule 17j-1 of the Investment Company Act of 1940 governing personal securities transactions. Under the Codes, our personnel and personnel of AHMC may purchase and sell securities (including securities held by us) subject to certain reporting requirements and other procedures.

PRICING OF SHARES

The price at which you buy and redeem our shares is the net asset value (NAV) per share.  The NAV represents the value of our total assets less our liabilities. The NAV per share is generally calculated as of the close of the regular trading session of the New York Stock Exchange (generally 4 P.M. Eastern Time).  Our shares will not be priced on the days when the New York Stock Exchange is closed for trading such as weekends and certain national holidays.  In calculating the NAV, portfolio securities will be valued at market value when there is a reliable quotation available for the securities.  The value of all other assets will be determined by our Board of Directors at amounts which it thinks represent their fair value.

PROCEDURES FOR BUYING SHARES

The minimum investment requirements to purchase our shares are:

	Opening the Account	Adding to the Account
Regular Accounts	$1,000	$500
IRAs, Custodian Accounts and Keogh Accounts	$500	$500

We may change these minimum investment amounts at any time and we can refuse any purchase order that might adversely affect our operations.

Once we accept your order to purchase, the purchase price will be the next calculated NAV per share.  You pay no sales load for buying shares.  We will not issue share certificates. Each purchase of shares will be confirmed in writing to the purchaser.

You may buy shares in any of these ways:

By telephone

Call 1-800-453-5665 to buy our shares.  We must receive your payment within three business days of your order.  To meet this deadline, you may send a check by overnight mail or wire payment, or you may make an electronic transfer through your bank.

By mail

Mail your application and check to:

American Heritage Growth Fund, Inc.

8869 Brecksville Road – Suite C

Brecksville, OH 44141

If you purchase additional shares, you must send a completed investment slip together with a check that has your account number on it.

Through Certain Broker-Dealers

Our shares may be purchased through certain registered broker-dealers.  We impose no sales load or service charge, but the broker-dealers may make a charge to investors for their services.  The charge and services may vary in amount among broker-dealers, some of which may impose higher initial or subsequent investment requirements than those established by us.

By Courier

Deliver your application and check to:

American Heritage Growth Fund, Inc.

8869 Brecksville Road – Suite C

Brecksville, OH 44141

If you purchase additional shares, you must send a completed investment slip together with a check that has your account number on it.

PROCEDURES FOR REDEEMING SHARES

Any shareholder may redeem his or her shares by making a written request directly to our Transfer Agent, Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH 44114. Redemptions may be made by telephone upon the request of certain financial institutions who are holders of record of shares issued by us, within our sole discretion.  We have instructed our Transfer Agent to confirm the authenticity of any such request for redemption by telecopier and telephone.  Proceeds of redemptions made by telephone will be sent only to the respective financial institution making the request.  In the event that a telephone redemption which is honored by us is unauthorized or fraudulent, we could sustain losses.

The redemption price will be the NAV per share next determined by us following receipt of a proper request for redemption. There is no redemption charge imposed by us.

Payment for shares redeemed will normally be made within seven days after receipt of a proper written request.  Payment will not be mailed before clearance of the purchaser's check. The determination of the NAV and the right of redemption may be suspended or the payment date postponed when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or the Exchange is closed for other than customary weekend and holiday closings; (b) when an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal by us of securities we own is not reasonably practicable, or it is not reasonably practicable for us fairly to determine the value of its net assets; or (c) when the Securities and Exchange Commission by Order so permits for the protection of the our shareholders.

All proper requests for redemption of shares must be signed by all registered owners exactly as registered, including fiduciary titles, if any, with signatures guaranteed by a member of a national securities exchange or a United States commercial bank or a foreign bank having a New York City correspondent.

DISTRIBUTIONS AND TAXES

We intend to distribute as dividends our net investment income, if any, and distribute any net capital gains that we realize once a year. Your distributions will be reinvested in our shares unless you instruct us otherwise in writing.  There are no fees or sales charges on reinvestments.  Dividends and distributions, whether received in cash or reinvested in additional shares) are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account) as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets).  The tax status of any distribution is the same regardless of how long you have been one of our shareholders and whether you reinvest your distributions or take them in cash.

The tax status of your dividends and distributions will be detailed in your annual tax statement from us.  Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Any gain on a redemption, sale or exchange of shares for shares of another fund (which will be treated as a sale of shares) may be subject to federal income taxes

SHAREHOLDER SERVICES

We offer the following shareholder services.  For further details, please write or call us.

Exchange Privilege

A shareholder has the privilege of exchanging our shares for shares of The American Heritage Fund, Inc. (AHF)  by written notice to our Transfer Agent subject to the following:

•

Shares of AHF must be eligible for sale in the state of residence of the shareholder.

•

Shareholders may only exchange between accounts that are registered in the same name, address, and have the same taxpayer identification number.

•

A shareholder must have received a current prospectus of AHF before the exchange.

•

Both we and AHF reserve the right to temporarily or permanently terminate the exchange privilege.

Exchanges may have tax consequences and you may wish to consult with your tax advisor before making any exchange.

Automatic Withdrawal Plan

With an Automatic Withdrawal Plan, a shareholder can arrange for automatic distributions to be made monthly or quarterly in amounts not less than $1,000.  An Automatic Withdrawal Plan may neither be opened nor maintained by a shareholder holding our shares having a value of less than $50,000.

IRA and Keogh Plans

A prototype defined contribution retirement plan and individual retirement account is available. Certain charges are imposed by US Bankcorp and Mutual Shareholder Services, LLC. and shareholders should carefully review all documents provided in connection with such plan or account.

CUSTODIAN AND TRANSFER AGENT

US Bancorp, 425 Walnut Street, Cincinnati, Ohio 45202 is the Custodian of our portfolio securities and monies.

Mutual Shareholder Services, LLC., 8869 Brecksville Road, Brecksville, OH 44141 is our Transfer Agent.

Neither the Custodian nor the Transfer Agent performs any managerial or policy-making functions for us.

PROSPECTUS

AMERICAN HERITAGE GROWTH FUND, INC.

Our Statement of Additional Information (SAI) includes additional information about us. Additional information about our investments is available in our annual and semi-annual reports to shareholders.  The SAI and the annual and semi-annual reports are available, without charge, upon request.  You may call us at 1-800-453-6556 to request the SAI; our annual report, our semi-annual report, or other information about us or to make inquiries.

The SAI, including the annual report, is incorporated by reference into this prospectus.

Information about us, including our SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090.  Reports and other information about us are available on the EDGAR database on the  Commission’s Internet site at http:/www.sec.gov.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

June 30, 2003

Our Investment Company Act of 1940 file number is 811-8386.

AMERICAN HERITAGE GROWTH FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information, which is not a prospectus, relates to the prospectus of American Heritage Growth Fund, Inc dated June 30, 2003 as it may be revised from time to time.  To obtain a free copy of the prospectus, please write to us at 1370 Avenue of the Americas, New York, NY 10019 or call us at 1-877-809-5131.

Our most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information unless the information has been previously delivered in a shareholder report.  The shareholder reports are available, without charge, upon request by calling us at 1-877-809-5131. The financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

June 30, 2003

TABLE OF CONTENTS

PAGE

DESCRIPTION OF THE FUND

3

CERTAIN INVESTMENTS, TECHNIQUES AND RISKS

3

CERTAIN INVESTMENT RESTRICTIONS

6

MANAGEMENT

8

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

10

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

11

DIVIDENDS, DISTRIBUTIONS AND TAXES

11

INVESTMENT ADVISORY AND OTHER SERVICES

14

RETURNS

14

CUSTODIAN

15

INDEPENDENT ACCOUNTANTS

15

TRANSFER AGENT

15

INFORMATION ABOUT THE FUND

16

FINANCIAL STATEMENTS

16

DESCRIPTION OF THE FUND

The Fund is a New York Corporation having been formed on February 14, 1994.  The Fund is an open-end, management investment company, known as a mutual fund. Because the Fund is a diversified investment company, at least 75% of the value of our total assets will be represented by cash and cash items, Government securities and other securities limited in respect to any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any one issuer.  The foregoing limitation is applied solely at the time of the purchase of a particular security.

CERTAIN INVESTMENTS, TECHNIQUES AND RISKS

We may invest in convertible securities.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities may be subordinate to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

There can be no assurance of current income from convertible securities because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

The Fund may purchase high yield debt securities, which are not investment grade, including securities referred to as “junk bonds.” An economic downturn or increase in interest rates is likely to have an adverse effect on the high yield securities market.  The widespread expansion of government, consumer and corporate debt within the United States economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.  The prices of high yield securities have been found to be less sensitive to interest rate changes than are those of higher rated investments, but more sensitive to adverse economic changes or individual corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect the ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  In periods of economic uncertainty and change, increased volatility of market prices of high yield securities can be expected. To the extent that there is no established retail secondary market, there may be thin trading of high yield securities. In the absence of readily available market quotations, the valuation of high yield securities held by the Fund will be determined by the Fund’s Board of Directors.  The fulfillment of such responsibility may become difficult and judgment will play a greater role in valuation because there may be less reliable, objective data available.

The Fund may purchase securities issued by companies organized in foreign countries. The foreign countries may have either developed or emerging markets. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Because evidences of ownership of foreign securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Moreover, foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors cannot purchase or redeem shares of the Fund. Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries.  The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors.  Many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.  Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

When the Fund believes that a temporary defensive position is desirable, the Fund may invest in debt securities, including securities of the United States Government and its instrumentalities, or retain cash or cash equivalents.  Temporary defensive positions may be desirable during times of generally falling prices of equity securities or during times when the Fund believes that falling prices will shortly occur. Debt securities and cash equivalents may include short-term commercial paper, certificates of deposit, time deposits and repurchase agreements.

The Fund may invest in securities issued by other investment companies to the extent consistent with its investment objective.  Under the Investment Company Act of 1940 (the “1940 Act”), the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company, (b) 5% of the Fund’s total assets with respect to any one investment company and (c) 10% of the Fund’s total assets in the aggregate.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

The Fund may enter into repurchase agreements as a money market alternative with respect to its otherwise uninvested cash. There is no limitation on the amount of repurchase agreements which may be entered into by the Fund. In connection with a repurchase agreement, the Fund will acquire a security and simultaneously agree to resell it at a higher price. A repurchase agreement, therefore, involves a loan by the Fund to the seller who agrees to pay the resale price to the Fund. The loan is collateralized by the value of the underlying security.   All repurchase agreements entered into by the Fund will be fully collateralized by securities issued by the United States Government.  Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent.

The Fund may write covered call options.  A call option permits its holder  to purchase the securities of an issuer at a predetermined price. A call option is considered to be “covered” if, at the time the option is written, the Fund owns the securities (or securities convertible into the securities without additional consideration) against which the call option is written and will continue to own those securities during the time that the Fund is obligated under the option.  The Fund anticipates that most of the options written by the Fund will be for a duration of not more than nine months. Through the receipt of the option premium, the Fund may mitigate the effect of a price decline.  Because the Fund must be prepared to deliver the securities which are the subject of the call option at a predetermined price even if their value has increased, the Fund will relinquish some ability to participate in price increases in those securities.

Although the Fund may not invest in securities as to which a liquid trading market does not exist, certain securities held by the Fund may become illiquid.  As to these securities, the Fund will be subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.  In addition, the presence of illiquid securities held by the Fund could adversely affect the Fund’s ability to make cash redemptions.

The Fund may borrow money from banks for temporary or defensive reasons.  The Fund’s net asset value per share may be subject to greater fluctuation during any time that the Fund has borrowed money.

CERTAIN INVESTMENT RESTRICTIONS

The Fund’s investment objective is a fundamental policy.  Fundamental policies cannot be changed without approval by the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. In addition, the Fund has adopted investment restrictions numbered 1 through 16 as fundamental policies.  The other investment restrictions are not fundamental policies and may be changed by the Fund without shareholder approval. The Fund may not:

1.

Issue any of its securities (a) for services, or (b) for property other than cash or securities (including securities of which the Fund is the issuer), except as a dividend or distribution to its security holders or in connection with a reorganization.

2.

Issue senior securities, except that the Fund may establish additional series of shares and borrow from any bank.

3.

Invest in companies for the purpose of exercising control or management.

4.

Purchase or sell commodities or commodity contracts, including futures contracts.

5.

Borrow money except from banks and only for temporary or emergency purposes, but not in amounts exceeding 33 1/3% of the Fund's net assets. Any borrowings in excess of that amount will be reduced within three business days to comply with such limitation.

6.

Loan money to other persons, except that the Fund may (a) enter into repurchase agreements, (b) invest in debentures, bonds or similar governmental or corporate obligations of types commonly distributed publicly or privately to financial institutions and (c) purchase debt securities which are convertible into equity securities of an issuer without regard to whether such debt securities are types commonly distributed publicly or privately to financial institutions.

7.

Invest in oil, gas and other mineral leases, but the Fund shall not be prohibited from investing in marketable securities of companies investing in such leases.

8.

Invest in real estate or real estate mortgage loans, but the Fund shall not be prohibited -from investing in marketable securities of companies engaged in real estate activities or investments other than real estate limited partnerships.

9.

Make short sales.

10.

Invest in illiquid securities.

11.

Underwrite securities issued by others.

12.

Invest more than 25% of the value of its total assets in securities of companies engaged in a particular industry.

13.

Purchase options written by others.

14.

Invest more than 5% of the value of the Fund's net assets in high yield debt securities which are not investment grade, including securities referred to as “junk bonds.”

15.

Invest more than 35% of the value of its total assets in securities issued by foreign companies.

16.

Acquire time deposits if more than 10% of the value of the Fund's net assets will be invested in time deposits or the time deposits cannot be liquidated within seven days.

17.

Purchase securities (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be represented by issuers that, including predecessors, have then been in continuous operation for less than three years.

18.

Purchase securities of other investment companies unless purchased without the payment of any fee or charge other than regular brokerage commissions. In addition, the Fund will not purchase securities of any other open-end investment company other than for the purpose of seeking a return on the Fund's uninvested cash balance.

19.

Purchase warrants.

All of the foregoing percentages are applicable only at the time of investment.  A later increase or decrease in percentage resulting from a change in values or net assets will not constitute a violation of any restriction.

MANAGEMENT

The Fund's Board of Directors is responsible for the management of the Fund.  The following table sets forth certain information with respect to each member of the Fund's Board of Directors and each officer of the Fund.  The Fund does not have an advisory board.

Name and Address	Age	Positions Held With the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	OTHER DIRECTORSHIPS
Heiko H. Thieme* 1370 Avenue of the Americas New York, NY	60	Chairman of the Board of Directors, Chief Executive Officer and Secretary	9 years

Chairman of the Board of Directors, Chief Executive Officer and Secretary of the Fund and The American Heritage Fund, Inc. Chief Executive Officer of American Heritage Management Corporation and Thieme Associates, Inc. (investment advisor). Chief Executive Officer of Thieme Securities, Inc. (broker-dealer) and Thieme Consulting, Inc. Chief Executive Officer of Thieme Fonds International (foreign investment company) and The Global Opportunity Fund Limited (foreign investment company) and their respective investment advisors.

					The American Heritage Fund, Inc. (AHF)

Dr. Mieczylsaw Karczmar	80	Director	1 year	Economic Advisor, Deutsche Bank Senior Vice President & Chief Economist, European American Bank Director of Finance, Polish Ministry of Foreign Trade Director of Planning, National Bank of Poland	AHF

Dr. Eugene Sarver 241 W. 97th St. New York, NY	59	Director	9 years

Sole proprietor of Sarver International (financial and economic consulting) and Associate of Intercap Investments, Inc. since  1996.  Prior to that time,  Associate Professor of Finance of Lubin School of Business - Graduate Division, Pace University.

					AHF

*Mr. Thieme is an “interested person” as defined in the Investment Company Act of 1940 because he is an executive officer of the Fund and owns all the outstanding equity securities of AHMC and Thieme Securities, Inc.

Each of the Fund’s officers and directors serves until his respective successor is elected and qualifies or until his earlier removal or resignation.

The following table sets forth the dollar range of equity securities owned by each of the Fund’s directors in the Fund and the aggregate amount of securities beneficially owned in AHF and the Fund.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities in the Fund and AHF
Heiko H. Thieme	$1-$10,000	$10,001-$50,000
Eugene Sarver	$1-$10,000	$1-$10,000
Mieczylsaw Karczmar	$0	$0

Neither Dr. Sarver, Dr. Karczmar nor members of their immediate families own any equity security issued by AHMC or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with AHMC or have any direct or indirect interest in AHMC or any such other person.

Thieme Consulting, Inc., which is wholly owned by Mr. Thieme, has provided consulting services to companies whose securities are held by the Fund for compensation.  Similar arrangements may be made with other companies whose securities may become held by the Fund.

During the fiscal year ended January 31, 2003, no compensation was paid by the Fund to its officers or Directors.

From time to time, the Fund and AHF, two foreign investment companies and other clients of affiliated persons of American Heritage Management Corporation, the Fund’s investment advisor, (AHMC) may hold securities issued by the same company. When the Fund and those investors are engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by management to be fair to each of them.

In December 2002, the Board of Directors unanimously approved a one-year extension of the Fund’s investment advisory agreement with AHMC.  The Board of Directors considered the quality of the services rendered by AHMC, the amount of time spent by AHMC in rendering investment advice to the Fund, the amount of the fee and AHMC’s and willingness to waive the fee to the extent set forth in the Fund’s prospectus.  The capabilities and experience of Mr. Thieme and the willingness of AHMC to serve as the Fund’s investment advisor were also considered.  In reaching its conclusion to extend the investment advisory agreement, the Board of Directors further considered the fees of other investment advisors and the possibility of obtaining another investment advisor for the Fund, the Fund’s small size and its inability to pay any meaningful amount for investment advice.  Based upon the foregoing factors, the Board of Directors concluded that it was appropriate to extend the investment advisory agreement with AHMC.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

AHMC places orders with brokers and dealers for the purchase and sale of securities for the Fund's portfolio.  In performing this service, AHMC is required to place orders with the primary objective of obtaining the most favorable price and a reasonable execution for the Fund.  Subject to this consideration, the brokers selected include those that supplement AHMC’s research with statistical data, investment information, economic facts and opinions or provide quotation services.  Information so received is in addition to and not in lieu of services required to be performed by AHMC and AHMC’s fee is not reduced as a consequence of the receipt of supplemental information.  Such information may be useful to AHMC in serving both the Fund and AHF and, conversely, supplemental information obtained by the placement of orders for AHF maybe useful to AHMC in carrying out its obligation to the Fund.  Brokers may also be selected based upon their sales of shares of the Fund. Normally, over-the-counter transactions will be executed on a principal basis with a broker-dealer who makes a market in or is otherwise a traditional source of the security traded except in those cases in which the Fund can obtain a better price or execution on an agency basis.  Transactions executed on an agency basis involve the payment of a brokerage commission.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer which supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of the commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

AHMC may cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for such services. Research services so received by AHMC may be used by AHMC for the benefit of the Fund or any other client of AHMC.  AHMC is of the opinion that the continued receipt of supplemental investment research services from broker-dealers will be essential to its provision of portfolio management services to the Fund.  AHMC has represented that such commissions will not be paid by the Fund unless (a) AHMC determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction, (b) such payment is made in compliance with Section 28(e) and other applicable state and federal laws, and (c) in the opinion of AHMC, the total commissions paid by the Fund are reasonable in relation to the benefits to the Fund over the long term.  The overall reasonableness of brokerage commissions paid is evaluated by AHMC based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

It is anticipated that a substantial portion of the Fund's portfolio transactions will be allocated to Thieme Securities, Inc. (TSI). Heiko H. Thieme is the Chief Executive Officer and sole shareholder of TSI. Except for executing portfolio transactions, TSI is not in any other respect associated with the Fund or responsible for any investment advice or other service provided to the Fund by Mr. Thieme personally or AHMC.

During the fiscal years ended January 31, 2001, 2002 and 2003, the Fund paid brokerage commissions of $4,670, $2,653 and $6,055 respectively, to TSI.  During the fiscal year ended January 31, 2003, the commissions paid by the Fund to TSI represented 100% of the total brokerage commissions paid by the Fund and 100 % of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through TSI during that fiscal year.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On June 24, 2003, Charles Nelson, 6411 Coachlight Road, Crystal Lake, IL; National Financial Services, Inc., P.O. Box 3908, Church Street Station, New York, NY; Jane and Jack Behrens, 1100 142 Place N.E., Bellvue, WA and B. James & Nancy Shapiro, 4 Via Tunas, San Clemente CA 92673 owned of record approximately 8.9,%, 7.8%, 6.7% and 5.1% of the shares of the Fund's outstanding capital stock, respectively.

On June 24, 2003 the Fund’s officers and directors as a group owned approximately 5.3% of the Fund’s outstanding equity securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund believes that for the fiscal year ended January 31, 2003 it qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to continue to so qualify if qualification is in the best interests of its shareholders.  Qualification relieves the Fund of any liability for Federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the applicable provisions of the Code.  To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, and meet certain asset diversification and other requirements.  If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

If you elect to receive dividends and distributions in cash, and your dividend and distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest the dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable.  In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to the shares, any loss incurred on the sale of the shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

Depending upon the composition of the Fund's income, if any, the entire amount or a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders.  In general, dividend income from the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that the Fund's income consists of dividends paid by U.S. corporations.  However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for less than 46 days, which 46 days generally must be during the 90-day period commencing 45 days before the shares become ex-divided, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction.  In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

Ordinarily, gains or losses realized from portfolio transactions will be treated as capital gains or losses.  However, a portion of the gain or loss realized from the disposition of certain non-U.S. dollar denominated securities (including debt instruments) may be treated as ordinary income or loss under Section 988 of the Code.  In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.  Finally, all or a portion of the gains realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the Code. “Conversion transactions” include certain transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, any gain or loss realized by the Fund from certain options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of the options as well as from closing transactions.  In addition, any such option remaining unexercised at the end of the Fund's taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving certain futures options transactions may be considered, for tax purposes, to constitute straddles.  Straddles are defined to include offsetting positions in actively traded personal property.  The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 988 and 1256 of the Code.  As such, all or a portion of any short or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into straddles by reason of its engaging in certain options transactions, such straddles could be characterized as mixed straddles if the options transactions comprising a part of such straddles were governed by Section 1256 of the Code.  The Fund may make one or more elections with respect to “mixed straddles.”  Depending upon which election is made, if any, the results to the Fund may differ.  If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

INVESTMENT ADVISORY AND OTHER SERVICES

Heiko H. Thieme controls AHMC by virtue of his record and beneficial ownership of all of its outstanding capital stock.  Mr. Thieme is the Chairman of the Board of Directors and the Chief Executive Officer of AHMC. See “Management.”

In connection with the Fund’s Investment Advisory Agreement with AHMC, AHMC provides the Fund with continuous investment advice. AHMC bears the expenses of the Fund's trading operations.  Trading operations do not include the payment of brokerage commissions.  All expenses of the Fund, other than its trading operations, are borne by the Fund.  The Fund pays AHMC a fee which, on an annual basis, amounts to one and one-quarter percent (1.25%) of the first $100 million of the value of average daily net assets of the Fund and one percent (1%) of the value of any additional net assets.  AHMC has agreed to waive any investment advisory fees to the extent that the Fund’s operating expenses exceed 2.5% of its average net assets after giving effect to the payment of the fee.

AHMC and Mr. Thieme have jointly agreed to reimburse the Fund to the extent that its operating expenses, exclusive of any expenses related to litigation or arbitration, exceed 9.5% of its average net assets.  Brokerage commissions are not considered to be operating expenses for purposes of the computation of the amount of the reimbursement.  The agreement of our AHMC and Mr. Thieme will be in effect until June 30, 2004.

During the fiscal years ended January 31, 2001, 2002 and 2003, the Fund incurred investment advisory fees to AHMC of $7,286, $4,404 and $ 2,586, respectively. Such fees were not paid, however, pursuant to the agreements with AHMC.

During the fiscal year ended January 31, 2003, AHMC provided office space and administrative personnel utilized by the Fund for which it will not be reimbursed. AHMC is under no obligation to provide office space or personnel in the future without reimbursement.

The Fund has entered into an agreement with Mutual Shareholder Services, LLC., 8869 Brecksville Road, Brecksville, OH 44141 (MSS) to maintain certain books, records and other documents that the Fund is required to keep and calculate the Fund's daily net asset value.  The Fund has agreed to pay a monthly fee of $775.

RETURNS

Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the “n” th root of the quotient (where “n” is the number of years in the period) and subtracting 1 from the result.  Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Morningstar, Inc., Standard & Poor's 500 Composite Stock Price Index and other industry publications.  From time to time, advertising materials for the Fund may provide historical information about the Fund, AHMC and Heiko H. Thieme.

From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, such as any U.S. monetary or fiscal policies.  In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement.

CUSTODIAN

US Bancorp, 425 Walnut Street, Cincinnati, Ohio is the Fund's Custodian.  The Custodian maintains custody of the Fund's cash and securities.

INDEPENDENT ACCOUNTANTS

William A. Meyler, P.C. is the Fund's independent certified public accountant.  The financial statements included herein have been examined by such firm to the extent set forth in their report.

TRANSFER AGENT

Mutual Shareholder Services, LLC., 8869 Brecksville Road, Brecksville, OH 44141 is the Fund's transfer agent. The transfer agent maintains the Fund's capital stock records, effects issuances and transfers of capital stock, handles all correspondence with respect to shareholder accounts and processes redemptions.

INFORMATION ABOUT THE FUND

Each Fund share has one vote, and when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription or conversion rights and are freely transferable.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Funds' performance and its shareholders. Accordingly, if the Fund determines that an investor is following a market timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently reject in whole or part any purchase, with respect to such investor's account.

The Fund sends annual and semi-annual financial statements to all its shareholders.

FINANCIAL STATEMENTS

The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

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